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                                                                    EXHIBIT 99.1

                     [LETTERHEAD OF PRICEWATERHOUSECOOPERS]

February 18, 2002

Mr. John F. Fort
Audit Committee Chairman
Tyco International Ltd.
Zurich Centre
2nd Floor
90 Pitts Bay Road
Pembroke, HM08 Bermuda

Dear John:

    As you know, we meet with you and the other members of the Audit Committee periodically to discuss our worldwide audit approach and areas of audit focus for the purpose of our overall annual audit of Tyco International Ltd. ("Tyco" or the "Company"). Our audits of the consolidated financial statements of Tyco as of September 30, 2001 and 2000, and for the three years ended September 30, 2001 comprised audit test and procedures deemed necessary for the purpose of expressing an opinion on such financial statements taken as a whole. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. For none of the periods referred to above, or for any other period, did we perform audit tests for the purpose of expressing an opinion on individual balances of accounts or summaries of selected transactions, and accordingly, we express no opinion thereon. As a reminder, the financial statements of the Company are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits.

    One of the areas of our audit focus on Tyco relates to business combinations. The nature of the procedures that we perform related to any specific business combination is dependent on the nature and materiality of the transaction. Each significant business combination may have unique characteristics, and accordingly we exercise independent judgment as to what audit procedures related to any specific business combination are necessary to support our audit opinion on the financial statements of Tyco taken as a whole.

    A business combination work plan to achieve the audit objectives in conjunction with our overall audit would likely include some combination of the following procedures, depending on individual facts and circumstances:

    - Evaluate the Company's overall application of purchase accounting (consideration minus fair value of assets acquired and liabilities assumed plus purchase accounting liabilities=excess purchase price)

       - Obtain the Company's analysis of consideration with respect to the exchange of shares and stock options/restricted stock

       - Review the associated deal costs

    - Read the acquisition agreement
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    - Meet the acquired company's auditors and review the acquired company's audit work papers (our procedures with respect to the acquired company would not be designed to provide any assurance on the acquired company's financial statements)

    - In connection with the acquired company's results for the period subsequent to the last published financial statements through the acquisition consummation date (pre-acquisition period):

       - Obtain detailed explanations for unusual trends

       - Discuss with acquired company management and prior auditors basis for any unusual charges

    - Perform audit procedures on opening balance sheet of significant acquisitions

       - Assess the fair value adjustments recorded by the Company (inventory, A/R, environmental, legal, other long-term commitments, etc.) to the opening balance sheet

       - Evaluate the Company's allocation of purchase price to assets (both tangible and intangible) and liabilities

       - Obtain and read any external valuations relied upon by the Company in allocating purchase price

    - Evaluate the purchase accounting liabilities recorded by Tyco, if any, including integration plans, severance agreements, facility consolidations, and other long-term obligations (leases)

    - Consider any subsequent adjustments recorded by the Company to fair value adjustments or purchase accounting liabilities

    - Evaluate any adjustments recorded by Tyco related to contingent consideration (earn outs or purchase price adjustments)

    - Evaluate the audit evidence related to the Company's subsequent spending for the purchase accounting liabilities on a quarterly basis

    - Read any registration statements and related disclosure with respect to the acquisition (Form S-4, prospectus/proxy statement)

    - Inquire as to pro forma disclosures, if required for Tyco's SEC filings

    - Obtain the significant subsidiary test prepared by the Company to determine if acquired company financial statements are required to be filed as part of the registration statement

    - Consent to our audit opinion as part of any registration statement

    As stated above, based on the characteristics of each transaction, we develop and execute work plans necessary to deliver our audit opinion on the overall consolidated financial statements of Tyco.

    If you have any questions, do not hesitate to call me.

                                          Sincerely,
                                          /s/ RICK SCALZO
                                          Rick Scalzo